Financial Income and Expenses	12 Months Ended
Dec. 31, 2020
Financial Income And Expenses [Abstract]
Financial Income and Expenses
21.	FINANCIAL INCOME AND EXPENSES

Financial income and expenses	Year ended
(in € thousands)	2018/12/31	2019/12/31	2020/12/31
Financial income
Interest income	202	2,626	1,442
Foreign exchange gain	101	2,272	4,983
Other financial income	425	324	119
TOTAL - Financial income	728	5,221	6,544
Financial expenses
Interest expenses	(10,955)	(11,289)	(11,643)
Interest expenses for leases	(21)	(148)	(134)
Foreign exchange losses	(127)	(1,657)	(13,508)
Other financial expenses	(14)	(17)	(11)
TOTAL - Financial expenses	(11,118)	(13,110)	(25,296)
FINANCIAL GAIN (LOSS)	(10,391)	(7,889)	(18,752)

The financial expenses are related to the interest of the OCEANE and they mainly relate to the payment of coupons at the rate of 3.5% and the amortization of the discount of the bond debt at the effective interest rate of 7.2%. to accrete the bond debt up to the amount that will be repaid (or converted) at maturity, recognizing a theoretical annual interest accrual as a result of the accretion on the period of an amount equivalent to the equity component at an effective interest rate.

The interest income recognized are almost exclusively related to investments in US dollars; the income generated has however been significantly reduced in 2020.

The financial result related to currency exchange is a loss of €8,525 in 2020 notably due to the difference in currency exchange recognized on the cash investments in US dollars, as GENFIT has decided to keep some of its cash in US dollars. See Note 6 “Cash and cash equivalents”. These cash investments in US dollars are to be used to pay directly expenses in US dollars (natural currency hedge).